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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                             SITE TECHNOLOGIES, INC.
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                    (EXACT NAME AS SPECIFIED IN ITS CHARTER)

                                February 2, 1999
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

          California                             7372                       77-0216760
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(State of Other Jurisdiction of       (Primary Standard Industrial       (I.R.S. Employer
Incorporation or Organization)         Classification Code Number)     Identification Number)

           380 El Pueblo Rd. Ste 100, Scotts Valley, California 95066
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                     (Address of Principal Executive Office)

                                 (831) 461-3017
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              (Registrant's telephone number, including area code)

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Item 3. Bankruptcy or Receivership

     On February 2, 1999, Site Technologies, Inc. (the "Company") filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Reform Act of 1978 (the "Act"). The petition was filed in the United States Bankruptcy Court for the Northern District of California. Jeffrey F. Ait has been named as the officer of the Company in possession subject to the supervision and orders of the court.

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     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SITE TECHNOLOGIES, INC.
                                               (Registrant)



Dated: February 12, 1999                       By: /s/ Jeffrey F. Ait
                                                  ------------------------------

                                               Name: Jeffrey F. Ait
                                                    ----------------------------
                                               Title: Chief Executive Officer
                                                     ---------------------------